Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECURITIES EXCHANGE ACT RULES 13a-14(a) and 15d-14(a), AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ashok Chandran, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Advanced Analogic Technologies Incorporated, a Delaware corporation, for the year ended December 31, 2010, as filed with the Securities and Exchange Commission;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 2, 2011

/s/ Ashok Chandran
Ashok Chandran
Interim Chief Financial Officer